Fees Summary	May 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,118,315,341.50
Previously Paid Amount	0.00
Total Fee Amount	171,214.08
Total Offset Amount	0.00
Net Fee	$ 171,214.08
Final Prospectus	false